December 30, 1996



                          WILLIAMSBURG INVESTMENT TRUST

                     The Jamestown International Equity Fund
                Supplement to Prospectus Dated September 30, 1996



         The following should be read in conjunction with the section entitled "Management of the Fund -- Sub-Advisor" on page 15 of the prospectus:

Kathleen Harris has primary responsibility for the day-to-day management of the Fund's portfolio. Ms. Harris has been employed by the Sub-Advisor since January 1995. Prior to her employment with the Sub-Advisor, she was Portfolio Manager and Investment Director for the State of Wisconsin Investment Board, where she managed international equity assets. Walter Oechsle participates in the management of the Fund particularly with respect to country asset allocation decisions, which are made by both Mr. Oechsle and Ms. Harris.


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